Exhibit 32.1

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, John L. Threshie Jr., CEO of The Tirex Corporation (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  This Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2005 as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    John L. Threshie
John L. Threshie Jr., CEO

Date: November 10, 2005